SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 19, 2007

                                 POSEIDIS, INC.
               (Exact Name of Registrant as Specified in Charter)

     FLORIDA                              0-26329              65-0867538
--------------------------------        -----------            ----------
(State or Other Jurisdiction of         (Commission          (IRS Employer
Incorporation or Organization)          File Number)       Identification No.)

             222 LAKEVIEW AVE., SUITE 160, WEST PALM BEACH, FL 33401
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (305) 428-3757
                                                           --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

CONVERTIBLE DEBENTURE AMENDMENT- CORNELL CAPITAL PARTNERS, L.P. SECURED CONVERTIBLE DEBENTURES

On June 7, 2007, the Board of Directors of Poseidis, Inc. ("Poseidis", "we" or the "Company") ratified a Convertible Debentures Amendment (the "CDA") dated May 22, 2007 in conjunction with 3 Secured Convertible Debentures (the "Debentures") issued to Cornell Capital Partners, L.P. (the "Holder") pursuant to which we obtained an extension to the maturity of the Debentures in the total principal amount of $644,000.

The interest rate on the Debentures was raised to 15% per annum effective on May 22, 2007 from the previous interest rate of 12% per annum. The Debentures originally had scheduled monthly amortization of principal and interest commencing on September 1, 2006 with a final maturity of September 1, 2007. Under the CDA, the scheduled amortization has been suspended with the maturity for the Debentures revised to the earlier of (i) September 1, 2007 (which can be extended for 1 additional year at the option of the Holder) or (ii) the date the Company receives $5,000,000 or more in subsequent financing.

As additional consideration for the CDA, we adjusted the exercise prices on warrants issued previously to the Holder: (i) warrant to purchase 1,250,000 shares of common stock exercise price changed from $0.09 to $0.02; (ii) warrant to purchase 500,000 shares of common stock exercise price changed from $0.09 to $0.06; (iii) warrant to purchase 3,750,000 shares of common stock exercise price changed from $0.06 to $0.02; (iv) warrant to purchase 1,250,000 shares of common stock exercise price changed from $0.09 to $0.06; and (v) warrant to purchase 1,200,000 shares of common stock exercise price changed from $0.20 to $0.10.

No commissions were paid to broker-dealers in connection with this transaction.

NOTE MODIFICATION AGREEMENT - PORTFOLIO LENDERS II, LLC PROMISSORY NOTE

On June 7, 2007, the Company also ratified a Note Modification Agreement (the "NMA") dated May 15, 2007 between the Company and Portfolio Lenders II, LLC ("Portfolio") which amends the promissory note in the principal amount of $250,000 issued by the Company to Portfolio on May 12, 2006 (the "Note").


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

The Note bears interest at the rate of 15% per annum. The Note originally had a maturity date of the earlier of (i) 60 days after the effective date of the Registration Statement on Form SB-2 as filed by the Company on April 14, 2006 with the Securities and Exchange Commission (the "SEC"); or (ii) October 31, 2006. The maturity date for the Note has been revised by the NMA to the earlier of (i) 60 days after the execution of the NMA (which can be extended for two additional 45 day periods with the issuance of additional warrants to purchase 500,000 shares for each 45 day extension) or (ii) the Company receives $3,000,000 or more in subsequent financing.

As additional consideration for the NMA, we paid Portfolio $7,500 on the execution date and issued Portfolio warrants to purchase 4,000,000 shares of the Company's common stock with an exercise price of $0.04 per share which shall be exercisable for a period of five years. As of the date of this report, the Company has elected to extend the maturity date for the Note for two additional 45 day periods and has issued Portfolio two additional warrants, each to purchase 500,000 shares of the Company's common stock with an exercise price of $0.04 per share which shall be exercisable for a period of five years.

Issuance of the securities was exempt from registration pursuant to Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended, (the "Securities Act"). The securities were issued to an accredited investor in a private transaction without the use of any form of general solicitation or advertising. The underlying securities are "restricted securities" subject to applicable limitations on resale. No commissions were paid to broker-dealers in connection with this transaction.

AMENDMENT TO CERTAIN WARRANTS ISSUED IN CONNECTION WITH PRIVATE PLACEMENT

As previously reported in the Company's Form 8-K filed with the SEC on April 6, 2006, the Company conducted a private offering of its securities in the aggregate principal amount of $917,800 in February through April 2006 (the "2006 Offering"). In connection with the 2006 Offering, the Company issued the placement agent, North Coast Securities Corporation ("North Coast") 2,499,444 warrants for North Coast's role as the placement agent and 1,000,000 warrants for North Coast's role as financial advisor. Various accredited investors (the "Private Placement Investors") were also issued warrants at various exercise prices as part of the 2006 Offering (the warrants issued to North Coast and the Private Placement Investors are collectively referred to herein as the "Warrants").

As of September 12, 2007, the Company agreed to amend the Warrants to provide for a cashless exercise provision and to reduce the exercise price of those Warrants which have fixed exercise prices as of September 12, 2007 to $0.04 per share, in consideration of the holders' agreement to waive any Event of Default (as defined in those certain Convertible Debentures issued by the Company to the Private Placement Investors (the "Debentures")) as of September 12, 2007 and such parties' agreement to waive the registration rights as set forth in the Warrants and the Debentures.


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

MODIFICATION TO BUSINESS STRATEGY

Poseidis, together with our subsidiary Montespan SAS ("Montespan"), is engaged in the development of a sparkling mineral water spring in central France known as the La Troliere Spring. We refer to this spring as the "Source". Our objectives are to develop and market a new brand of sparkling natural mineral water under the brand name "l' Eau de Montespan" as well as other beverage products, potentially a line of cosmetics products utilizing the mineral water drawn from the Source, and other related products and merchandise.

Our primary business strategy has been modified and is now focused on initially developing the Montespan brand of sparkling natural mineral water and commencing sales of that product in North America (U.S. and Canada) and the Middle East and subsequently in other geographic markets in Europe and Asia. We are currently in negotiations to acquire an existing bottling business located in North America to serve as our initial production facility to service the U.S. and Canadian markets. We have also entered into a consulting agreement with Smart Destinations Club Inc. to provide us with consulting services on distribution and marketing strategies as well as joint venture, strategic partnerships or alliances. As a result of this agreement, we are in negotiations for a distribution agreement for the Middle East and North African markets as well as a regional bottling joint venture.

We have deferred our plans to construct a full- scale production facility proximate to the Source. Instead, we intend to limit that facility to the initial treatment of the Source water and the packaging in bulk of the initially treated water for container shipment to our to-be-acquired bottling operation in North America for final processing and bottling. In conjunction with a supplier, we have developed innovative, single-use bulk shipping containers that will be used to transport the water from the Source to the North American bottling plant. The containers will be constructed with recyclable materials.

TARGETED LAUNCH

We are now targeting a commercial launch of our natural mineral spring water product in the fourth quarter of 2007 versus a previous projection for the first quarter of 2008. The date of product launch will be dependent upon a number of factors, including the availability of financing for the acquisition of the North American bottler, the completion of the construction of the initial treatment facility at the Source and related infrastructure; receipt of regulatory approvals, licenses and permits in France and other applicable jurisdictions at national and local levels; hiring qualified senior management and technical/operations personnel; obtaining key contracts, alliances, and vendor relationships; as well as our ability to raise additional capital. Further, if we are successful in acquiring the bottling company in North America, we will immediately benefit from its existing bottled water business.


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

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

See Item 1.01 above.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

PRIVATE PLACEMENT OF COMMON STOCK

On February 19, 2007, the Company approved the private placement of up to $1,500,000 of the Company's common stock at a price of not less than $0.04 per share to accredited investors pursuant to Section 4(2) under the Securities Act (the "Offering").

As of the date of this report, we have sold an aggregate of $802,900 of our common stock in the Offering and issued a total of 19,211,389 restricted shares of the Company's common stock to 10 accredited investors at per share prices ranging from $0.04 to $0.045. We have not paid any commissions or fees to a broker-dealer in connection with the Offering.

Issuance of the securities was exempt from registration pursuant to Section 4(2) under the Securities Act. The shares were sold to accredited investors in a private placement without the use of any form of general solicitation or advertising. The underlying securities are "restricted securities" subject to applicable limitations on resale.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02--- ELECTION OF BOARD OF DIRECTORS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 20, 2007, the Board of Directors (the "Board") approved the entry into an employment contract with Louis Pardo dated April 1, 2007 whereby Mr. Pardo will continue to serve as the President and Chief Executive Officer of the Company with an annual salary of $180,000 and with the ability to receive an executive bonus of up to 75% of annual salary. Also at the March 20, 2007 Board meeting, the Board approved the grant of 7 million restricted shares of the Company's common stock to Mr. Pardo at a price of $0.04 per share for services previously rendered to the Company by Mr. Pardo as President and Chief Executive Officer. Additionally, the Board granted 18 million restricted shares of the Company's common stock at a price of $0.04 per share for services rendered to the Company by Mr. Pardo in connection with the successful closure of a distribution agreement for the Middle East and North African markets as well as a regional bottling joint venture. The 18 million restricted shares will vest as follows: 6 million shares upon the one year anniversary of his employment agreement, 6 million shares upon the second year anniversary of his employment agreement, and 6 million shares upon the third anniversary of Mr. Pardo's employment agreement. Additionally, Mr. Pardo entered into agreements in April 2007 to acquire all of the shares then owned by Christophe Giovannetti and various entities controlled by Mr. Giovannetti. In connection with this private


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

transaction, Mr. Pardo acquired 12,578,993 shares of the Company's common stock from Mr. Giovannetti and various entities controlled by Mr. Giovannetti. Accordingly, inclusive of the vested and unvested shares, Mr. Pardo currently owns 51, 642,565 shares of the Company's common stock.

Also on March 20, 2007, the Board approved the entry into an employment agreement with Bernard Bouverot dated April 1, 2007 pursuant to which he will serve as the Company's Senior Vice President at an annual compensation of $180,000. In addition, Mr. Bouverot will have the ability to receive a bonus of up to 75% of his annual compensation. Mr. Bouverot was also granted 4 million shares of the Company's common stock at a price of $0.04 per share and 5 million warrants exercisable at $0.04 per share for a period of five years. The Board approved the following vesting schedule in connection with the warrant grant:
2,500,000 warrants exercisable upon the one year anniversary of the employment agreement and 2,500,000 warrants exercisable on the second anniversary of the employment agreement.

Also at the March 20, 2007 meeting, the Board voted to increase the number of directors from two (2) to nine (9). The Board elected the following individuals to fill six (6) of the newly created vacancies:

          -    John J. McGovern
          -    John G. Murphy
          -    Col. Clinton L. Pagano, Sr. (Ret.)
          -    Robert D. Prunetti
          -    Kenneth Walsh
          -    Shyam Iyer

John J. McGovern serves as Executive Vice President and Chief Financial Officer the Company in addition to being elected a director. Mr. McGovern has over twenty-five years of financial and executive management experience. He is the Chairman and a Managing Director of Bridgehead Partners, LLC ("Bridgehead") which he founded in January of 2002. The Company has an engagement agreement with Bridgehead whereby Mr. McGovern serves as the Company's Executive Vice President and Chief Financial Officer at a rate of $15,000 per month. At the March 20, 2007 meeting of the Board, Bridgehead was also granted 1,000,000 restricted shares of the Company's common stock and a signing bonus of $50,000 for services rendered to the Company. The Company also issued warrants to Bridgehead to purchase 5,000,000 shares of the Company's common stock exercisable at $0.04 per share for a period of five years. 2,500,000 warrants are exercisable as of March 20, 2007 and 2,500,000 warrants are exercisable as of November 1, 2007. Mr. McGovern has not been named to any committees of the Board and has not had a direct or indirect material interest in any transaction during the last two years involving the Company as defined in Item 404(a) of Regulation S-B except as disclosed herein.


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

John G. Murphy has served as Chief Executive Officer, President and a Director of U.S. Helicopter Corporation since March, 2003. Mr. Murphy has over 30 years of experience in general management and administration in the domestic/international airline industry. Mr. Murphy was also President of JM Consulting and Associates from 1999 to 2004, his own transportation industry consulting firm. From 1995 to 1998, Mr. Murphy was President, Chief Executive Officer, and a Director of Kiwi International Airlines. As a non-employee director of the Company, Mr. Murphy has been granted options to purchase 250,000 shares of the Company's common stock at fair market value as of the date of his appointment to the Board and will be paid a cash fee of $20,000 per year, payable in quarterly installments. Mr. Murphy has not been named to any committees of the Board and has not had a direct or indirect material interest in any transaction during the last two years involving the Company as defined in
Item 404(a) of Regulation S-B.

Col. Clinton L. Pagano, Sr. (Ret.) has served as a Director of U.S. Helicopter Corporation since September 1, 2004. Col. Pagano was the Superintendent of the New Jersey State Police from 1975 to 1990, during the tenures of two Governors. From 1990 to 1991, Col. Pagano was Director of New Jersey Division of Motor Vehicles, a position he was appointed to by a third New Jersey Governor. Col. Pagano has over 35 years of law enforcement experience, including the implementation in New Jersey of coordinated State and Federal organized crime control programs. He was appointed Director of Emergency Management and served on the national committee in developing the anti-terrorism plan for the United States. Colonel Pagano played a key role in developing the control plan for the New Jersey Casino Industry and the security operations of New Jersey Sports and Exposition Authority. As a non-employee director of the Company, Col. Pagano has been granted options to purchase 250,000 shares of the Company's common stock at fair market value as of the date of his appointment to the Board and will be paid a cash fee of $20,000 per year, payable in quarterly installments. Col. Pagano has not been named to any committees of the Board and has not had a direct or indirect material interest in any transaction during the last two years involving the Company as defined in Item 404(a) of Regulation S-B.

Robert D. Prunetti has served as President and Chief Executive Officer of Performance Health Technologies, Inc. ("PHT") since February, 2006 and has served as a Director of PHT since January, 2005. Prior to joining PHT, Mr. Prunetti served three terms as Mercer County Executive (NJ) from January 1992 to December 2003. He has also served as President of Phoenix Ventures, LLC, a business development and public relations consulting firm, since January, 2004. As County Executive, he concentrated his efforts on strengthening Mercer County's economy and revitalizing New Jersey's capital city of Trenton. Some of his accomplishments include developing Mercer County Waterfront Park, Sovereign Bank Arena, the Mercer County Open Space Preservation Trust Fund, and the establishment of a Free Trade Zone and International Trade Center located at Trenton-Mercer Airport. As a non-employee director of the Company, Mr. Prunetti has been granted options to purchase 250,000 shares of the Company's common stock at fair market value as of the date of his appointment to the Board and will be paid a cash fee of $20,000 per year, payable in quarterly installments. Mr. Prunetti has not been named to any committees of the Board and has not had a direct or indirect material interest in any transaction during the last two years involving the Company as defined in Item 404(a) of Regulation S-B.


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

Mr. Kenneth Walsh has extensive beverage industry experience on the manufacturing, distribution and marketing side of the business. He was formerly Vice President of Sales, for Cadbury Schweppes North America, and Vice President of Franchising for Dr. Pepper 7Up. He joined Cadbury Schweppes in 1968 as an Assistant Regional Manager. During his tenure, he grew the sales of the SCHWEPPES brand by over 600% to 75,000,000 cases a year. During the cola market war between Coca Cola and Pepsi Cola, he refranchised 75 million cases to new bottlers. He also worked on the development of the CADBURY SCHWEPPES' Far East, International Strategy for the company's global sales strategy. During Mr. Walsh's 34 years at Cadbury Schweppes, the business grew to 1 billion cases per year from 10 million cases. Mr. Walsh was involved in the decision-making and implementation of nine acquisitions while employed at Cadbury Schweppes. As a non-employee director of the Company, Mr. Walsh has been granted options to purchase 250,000 shares of the Company's common stock at fair market value as of the date of his appointment to the Board and will be paid a cash fee of $20,000 per year, payable in quarterly installments. Mr. Walsh has not been named to any committees of the Board and has not had a direct or indirect material interest in any transaction during the last two years involving the Company as defined in
Item 404(a) of Regulation S-B.

Shyam Iyer has been a Managing Director of Platinum Spring FZ, LLC for the past five years. Mr. Iyer was also a founder in October 2002 of Platinum Spring FZ, LLC. From February 2000 until September 2002, Mr. Iyer was the Executive Director and Founder of Genesis International, LLC. From March 1993 until January 2000, Mr. Iyer was a Vice President in the Private Banking area of Merrill Lynch International. From July 1987 until February 1993, Mr. Iyer was associated with Standard Chartered Bank of Mumbai. He holds a BA in Mechanical Engineering from Bangalore University and received a Masters Degree from Bombay University in 1987. Mr. Iyer holds various US, British and Indian securities industry licenses and qualifications. Mr. Iyer also serves as an advisor/ director of the Belgravia Group in the United Kingdom as well as serving as an advisor to the Extreme Group (UK), AIAK (Malaysia and Switzerland), The Dabur Group (India), Transworld Group (Dubai, Singapore and India), the Adani Group (India), and Crayola Middle East, South Asia and Africa. As a non-employee director of the Company, Mr. Iyer has been granted options to purchase 250,000 shares of the Company's common stock at fair market value as of the date of his appointment to the Board and will be paid a cash fee of $20,000 per year, payable in quarterly installments. Mr. Iyer has not been named to any committees of the Board and has not had a direct or indirect material interest in any transaction during the last two years involving the Company as defined in Item 404(a) of Regulation S-B.


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SECTION 8 - OTHER EVENTS

ITEM 8.01. OTHER EVENTS

The Company received a comment letter from the SEC dated October 20, 2006 which included numerous comments on our Form 10-KSB for the Fiscal Year Ended February 28, 2006 which was filed on September 13, 2006 and our Form 10-QSB/A for the Fiscal Quarter Ended May 31, 2006 which was filed on October 4, 2006. We filed a response to the SEC comment letter via EDGAR on September 4, 2007 and we are preparing to file a restated Form 10-KSB for the Fiscal Year Ended February 28, 2006 and Form 10-QSB/A for the Fiscal Quarter Ended May 31, 2006 in the very near term. We are also working to complete the additional outstanding financial reports, Form 10-QSB for the Fiscal Quarters Ended August 31, 2006 and November 30, 2006 and our Form 10-KSB for the Fiscal Year Ended February 28, 2007. Our current intention is to have all the aforementioned reports, along with our Form 10-QSB for the Fiscal Quarters Ended May 31, and August 31, 2007, to be filed on or before October 15, 2007. There can be no assurance that there will not be additional delays in completing these reports as a result of the lack of financial and personnel resources or delays caused by the need to assemble, assess and evaluate information from third parties not under the direct control of the Company's management.

SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) EXHIBITS:

EXHIBIT    DESCRIPTION                                                 LOCATION

   10.1    Convertible Debentures Amendment dated May 22, 2007           Filed
           between Poseidis, Inc. and Cornell Capital Partners, L.P.    herewith

   10.2    Note Modification Agreement dated May 15, 2007 between        Filed
           Poseidis, Inc. and Portfolio Lenders II, LLC                 herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 12, 2007

                                            POSEIDIS, INC.
                                            (Registrant)

                                   By:      /s/ John J. McGovern
                                            ------------------------------------
                                            John J. McGovern
                                            Executive Vice President and
                                            Chief Financial Officer